EXHIBIT 10.35

                   AMENDED AND RESTATED STOCK OPTION AGREEMENT

         THIS AMENDED AND RESTATED STOCK OPTION AGREEMENT (the "Agreement") is made and entered into this 31st day of March, 2004, by and between XECHEM INTERNATIONAL, INC., a Delaware corporation (the "Company"), and WILLIAM PURSLEY (the "Executive"), under the following circumstances:

                                    RECITALS:

         WHEREAS, the Executive and the Company are currently parties to an the Stock Option Agreement dated December 1, 2003 (the "Prior Option Agreement");

         WHEREAS, the Executive, the Company and Ceptor Corporation have entered into an Agreement calling for the Executive's full-time employment by Ceptor Corporation in lieu of the Company (the "Spin-Out Agreement"); and

         WHEREAS, in connection with the Spin-Out Agreement, the Executive and the Company desire to amend and restate in its entirety the Prior Option Agreement;

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

                                   ARTICLE I

                                GRANT OF OPTIONS

         1.1 GRANT OF OPTIONS; VESTING; EXERCISE PRICE. The Company hereby documents the stock option previously contemplated to be issued to the Executive and awards the same to establish the right and option to purchase from the Company (the "Option"), upon the terms and conditions hereinafter set forth, in whole or in part, from time to time, up to 43,000,000 shares (the "Option Shares") of common stock of the Company, par value $.00001 per share ("Common Stock") at a purchase price per Option Share equal to $0.0025 per share (the "Exercise Price"). The right to purchase Option Shares under this Option shall vest on January 1, 2005, provided the Executive's employment is not terminated from Ceptor Corporation on or before such date due to "Cause" as that term is defined in the Executive's employment agreement on or before such date. Should Executive's employment terminate for any other reason prior to January 1, 2005, then the Option shall still vest on January 1, 2005. The parties may elect to accelerate vesting in their joint discretion. The Executive shall have the right to purchase Option Shares for a period of five (5) years from the date of this Agreement (the "Expiration Date"). The number of Option Shares and Exercise Price are subject to adjustment as provided herein, and all references to "Option Shares" and "Exercise Price" herein shall be deemed to include any such adjustment or series of adjustments.

         1.2 NON-TRANSFERABLE. During the lifetime of Executive, the Option shall be exercisable only by Executive, shall not be transferred, assigned, pledged, or hypothecated in any way and shall not be subject to execution, attachment, or similar process, without the prior written consent of the Company. In the event of Executive's death, the Option shall be exercisable by Executive's heir(s), beneficiary(ies) or estate as provided for under Executive's will or applicable laws of intestate succession. Upon any attempt to transfer, assign, pledge, hypothecate, or otherwise dispose of such Option contrary to the provisions in this Agreement, or upon the levy of any attachment or similar process upon such Option or such rights, such Option and such rights shall immediately become null and void.

         1.3 ACKNOWLEDGMENT. The parties acknowledge that the Option is not an "incentive stock option" as defined in Section 422 of the Internal Revenue Code of 1986, as amended.

                                   ARTICLE II

                               EXERCISE OF OPTIONS

         2.1 EXERCISE PRICE; METHOD OF PAYMENT. The price for which each Option Share may be purchased by exercise of this Option shall be the Exercise Price. Payment of the aggregate Exercise Price shall be by cash or certified or cashier's check to the Company.

         2.2 EXERCISE OF OPTION.

                  (a) Executive may exercise this Option, in whole or in part, at any time, or from time to time, subsequent to the applicable Vesting Dates and prior to the Expiration Date, by giving written notice to the Company (the "Exercise Notice"). The Exercise Notice shall: (i) be signed by Executive; (ii) state the number of Option Shares with respect to which the Option is being exercised; (iii) be accompanied by a certified or cashier's check made payable to the Company in the amount of the Exercise Price multiplied by the number of Option Shares being purchased (unless utilization of the Cashless Exercise Option set forth below applies); and (iv) otherwise comply with the terms and conditions of this Agreement. No partial exercise of this Option shall be for less than one (1) Option Share. Payment may be made either in:

                           (i) cash as set forth immediately above; or

                           (ii) by delivery of Common Stock issuable upon
                  exercise of the Options in accordance with SECTION 2.2(B) below; or

                           (iii) by a combination of any of the foregoing
                  methods, for the number of shares specified in such form (as such exercise number shall be adjusted to reflect any adjustment in the total number of shares of Common Stock issuable to the holder per the terms of this Agreement) and the Executive shall thereupon be entitled to receive the number of duly authorized, validly issued, fully-paid and non-assessable shares of Common Stock determined as provided herein.

                  (b) CASHLESS EXERCISE. Notwithstanding any provisions herein to the contrary, if the Fair Market Value (as defined below) of one share of Common Stock is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Option for cash, upon consent of the Company, the Executive may elect to receive shares equal to the value (as determined below) of this Option (or the portion thereof



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

         being cancelled) by delivery of written notice to the Company at the principal office of the Company together with the properly endorsed Subscription Form in which event the Company shall issue to the Executive a number of shares of Common Stock computed using the following formula:

            X=Y (A-B)
         ---------------
               A

         Where:    X  =    the number of shares of Common Stock to be issued to
                           the Executive

                   Y  =    the number of shares of Common Stock purchasable
                           under the Option or, if only a portion of the shares purchasable under the Option are being purchased, the portion of the Option being exercised (at the date of such calculation)

                   A  =    the Fair Market Value of one share of the
                           Company's Common Stock (at the date as of the end of the last business day immediately preceding the day of delivery of notice of exercise)

                   B  =    Exercise Price (as adjusted to the date of such
                           calculation)


                  (c) FAIR MARKET VALUE. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean the Fair Market Value of a share of the Company's Common Stock. Fair Market Value of a share of Common Stock as of a Determination Date shall mean:

                           (i) If the Company's Common Stock is traded on an
                  exchange or is quoted on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date.

                           (ii) If the Company's Common Stock is not traded on
                  an exchange or on the NASDAQ National Market System, the NASDAQ SmallCap Market or the American Stock Exchange, Inc., but is traded in the over-the-counter market, then the mean of the closing bid and asked prices reported for the last business day immediately preceding the Determination Date.

                           (iii) Except as provided in clause (iv) below, if the
                  Company's Common Stock is not publicly traded, then as the Executive and the Company agree or in the absence of agreement by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided.


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

                           (iv) If the Determination Date is the date of a
                  liquidation, dissolution or winding up, or any event deemed to be a liquidation, dissolution or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this SECTION 2.2(C) that all of the shares of Common Stock then issuable upon exercise of the Option and similar options issued to other current or former officers of the Company are outstanding at the Determination Date.

         2.3 ISSUANCE OF OPTION SHARES. Within five (5) business days following receipt by the Company of the Exercise Notice (which date may be extended by the Company if any law or regulation requires the Company to take any action with respect to the Option Shares prior to the issuance thereof), the Company shall deliver to Executive an appropriate certificate or certificates for the Option Shares as to which the Option was exercised, registered in the name of Executive and containing the legend provided for in SECTION 2.6. The Company hereby represents and warrants that all Option Shares that may be issued upon the exercise of this Option will, upon payment of the Exercise Price, be duly and validly authorized and issued, fully paid and nonassessable and free from all taxes, liens and charges in respect of the issuance thereof (other than liens or charges created by or imposed upon Executive as the holder of the Option pursuant to this Agreement or taxes in respect of any transfer occurring contemporaneously or otherwise specified herein).

         2.4 NO RIGHTS AS STOCKHOLDER PRIOR TO EXERCISE. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing the issuance of Option Shares upon the exercise of the Option, no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Option Shares, notwithstanding the exercise of the Option. Except as provided herein, no adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued.

         2.5 TAXES. Executive shall be responsible for all federal, state and other taxes related to the receipt or exercise of the Option and of receipt of the Option Shares. The Company shall have the power to withhold from any source, or require Executive to remit to the Company, an amount sufficient to satisfy any withholding or other federal, state or other tax due from Executive or the Company as a result of any transaction contemplated by this Agreement. If Executive does not remit to the Company amounts sufficient to meet such obligations, the Company shall withhold Option Shares from Executive, such that the number of Option Shares withheld has a fair market value (as determined in the sole discretion of the Company) sufficient to satisfy the associated obligation of the Company to withhold federal, state and other taxes.

         2.6 WARRANTIES. Unless the Option Shares to be issued upon the particular exercise of an Option granted under this Agreement shall have been effectively registered under the Securities Act of 1933, as now in force or hereafter amended, the Company shall be under no obligation to issue the Option Shares covered by such exercise unless Executive warrants to the Company, at the time of such exercise, that Executive is acquiring the Option Shares for investment and not with a view toward, or for sale in connection with, the distribution of any



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

such shares; and in such event Executive shall be bound by the provisions of the following legend or similar legend which shall be endorsed upon the certificate or certificates evidencing the Option Shares issued by the Company pursuant to such exercise:

         "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE LAWS OF ANY STATE, AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF AN EFFECTIVE REGISTRATION UNDER SUCH LAWS OR AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED."

                                  ARTICLE III

                ADJUSTMENTS TO OPTIONS SHARES AND EXERCISE PRICE

         3.1 ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF OPTION SHARES. The number of Option Shares and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (a) RECLASSIFICATION, MERGER OR CERTAIN OTHER TRANSACTIONS. In case of (i) any reclassification, change or conversion of securities of the class issuable upon exercise of the Option (other than as a result of a subdivision or combination), or (ii) in case of any merger of the Company with or into another corporation (other than a merger with another corporation in which the Company is a continuing corporation and which does not result in any reclassification or change of outstanding securities issuable upon exercise of the Option), the Company or such successor, as the case may be, shall execute a new Stock Option Agreement (on substantially the same terms and conditions as this Agreement, except as the context otherwise requires, and in form reasonably satisfactory to Executive) providing that Executive shall have the right to exercise such new options and upon such exercise to receive, in lieu of each Option Share theretofore issuable upon exercise of the Option, the kind and amount of shares of stock, other securities, money and property receivable upon such event or transaction by a holder of one share of Common Stock. Such new options shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this SECTION 3.1. The provisions of this SECTION 3.1 shall similarly apply to successive events and transactions described above.

                  (b) SUBDIVISIONS OR COMBINATION OF SHARES. If the Company at any time while this Option remains outstanding and unexercised shall subdivide or combine its Common Stock, the Exercise Price and the number of Option Shares issuable upon exercise shall be proportionally adjusted.


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

                                   ARTICLE IV

                               REGISTRATION RIGHTS

         4.1 PIGGYBACK REGISTRATION. If the Company files a registration statement (other than a registration relating to the sale of securities to participants in a dividend reinvestment plan, a registration on Form S-4 relating to a business combination or similar transaction permitted to be registered on such Form S-4 or a registration on Form S-8 relating to the sale of securities to participants in a stock or employee benefit plan, to the extent that registration of the Option Shares is not permitted pursuant to Form S-8) with the Securities and Exchange Commission (the "Commission") while any Registrable Securities (as defined herein) are outstanding, the Company shall give Executive at least ten (10) days' prior written notice of the filing of such registration statement (a "Piggyback Registration"). If requested by Executive in writing within two (2) days after receipt of any such notice, the Company shall register all or, at such Executive's option, any portion of Executive's Registrable Securities concurrently with the registration of such other securities, all to the extent required to permit the public offering and sale of the Registrable Securities. The Company will use its reasonable efforts through its officers, directors, auditors, and counsel to cause such registration statement to become effective as promptly as reasonably practicable; PROVIDED, HOWEVER, that the number of Registrable Securities that may be registered pursuant to this SECTION 4.1 on any such registration statement involving an underwriting shall be subject to those reductions determined to be necessary by the underwriter of the offering pursuant to
SECTION 4.2.

         As used herein, "Registrable Securities" shall mean (i) the Option Shares acquired by Executive from the Company upon the exercise of this Option and (ii) any Common Stock issued by way of a stock split, stock dividend, recapitalization, merger or other distribution with respect to, or in exchange for, or in replacement of, such Option Shares.

         4.2 UNDERWRITING. If a Piggyback Registration is for a registered public offering involving an underwriting (an "Underwritten Offering") or pursuant to a registration required by a purchaser of Company shares pursuant to a private offering (a "PIPE Offering"), the Company shall so advise Executive as part of the notice given pursuant hereto. The Company shall (together with all other holders of Common Stock proposing to distribute their securities through such underwriting), if requested by the underwriter, enter into an underwriting agreement in customary form with a managing underwriter selected for such underwriting by the Company. Notwithstanding any other provision of this ARTICLE IV, if: (i) the managing underwriter advises the Company in writing that market factors require exclusion of shares to be sold by selling stockholders, or a limitation of the number of shares to be so sold, then the Company shall so advise Executive and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all holders of Common Stock proposing to distribute their securities through such underwriting (except those holders who have indicated to the Company their decision not to distribute any of their Securities through such underwriting) in proportion, as nearly as practicable, to the respective amounts of securities held by such holders at the time of filing the registration statement; and (ii) if the securities issuance documents in the PIPE Offering as interpreted by the Company's Board of Directors impose any restriction on the Company granting registration rights to other persons during the pendency of the PIPE Offering or at any particular time thereafter, then the Company shall be under no obligation to register any of the Option Shares during the applicable period of time so required by the PIPE Offering documents. No Registrable Securities excluded from the underwriting by reason of the underwriter market limitation shall be included in such registration.

         Notwithstanding anything to the contrary in this ARTICLE IV, (a) no reduction shall be made with respect to securities offered by the Company for its own account in connection with the Piggyback Registration, and (b) no reduction in the securities to be registered by Executive shall occur until all other securities, other than those offered by the Company, have been reduced pro rata to the reduction of the Registrable Securities which were requested to be included and eligible for resale in such offering. If Executive disapproves of the terms of the underwriting, Executive may elect to withdraw therefrom by written notice to the Company, the managing underwriter and the other holders. In such event, the Registrable Securities affected shall be withdrawn from registration.

         4.3 EXPENSES OF REGISTRATION. All Registration Expenses (defined below) incurred in connection with a Piggyback Registration shall be borne by the Company. All Selling Expenses (defined below) incurred in connection with a Piggyback Registration shall be borne by Executive for the Registrable Securities so registered. For purposes of this SECTION 4.3:

                  (a) "Registration Expenses" shall mean all expenses incurred by the Company in connection with a Piggyback Registration, including, without limitation, all registration, filing and qualification fees, underwriters expense allowances, printing expenses, fees and disbursements of counsel for the Company, blue sky fees and expenses (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

                  (b) "Selling Expenses" shall mean all underwriting discounts and selling commissions applicable to the sale of the Registrable Securities in the Piggyback Registration and all fees and disbursements of any special counsel (other than the Company's regular counsel) for Executive (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company).

         4.4 QUALIFICATION FOR SALE. In connection with a Piggyback Registration, the Company shall use its reasonable best efforts to cause the Registrable Securities so registered to be registered or qualified for sale under the securities or blue sky laws of such jurisdictions as Executive may reasonably request; PROVIDED, however, that the Company shall not be required to qualify to do business in any state by reason of this SECTION 4.4 in which it is not otherwise required to qualify to do business.

         4.5 EFFECTIVENESS. In connection with a Piggyback Registration, the Company shall prepare and file with the Commission a registration statement with respect to the Registrable Securities requested to be registered and use its reasonable best efforts to cause such registration statement to become effective, and shall keep effective any Piggyback Registration and shall from time to time amend or supplement each applicable registration statement, preliminary prospectus, final prospectus, application, document and communication for such period of time as shall be required to permit Executive to complete the offer and sale of the Registrable Securities covered thereby. The Company shall in no event be required to keep any such



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

Piggyback Registration in effect for more than twelve (12) months from the initial effective date of the Piggyback Registration; PROVIDED, HOWEVER, that, if during the twelve (12) month period of effectiveness of the registration statement, the Company gives to Executive a Blackout Notice pursuant to SECTION 4.6, the Company shall extend the effectiveness of the registration statement for the same time period as that set forth in the Blackout Notice.

         4.6 BLACKOUT RIGHTS. Following the effective date of any registration statement filed pursuant to Article 4 of this Agreement, the Company shall be entitled, from time to time, to notify Executive to discontinue offers or sales of shares pursuant to such registration statement for Registrable Securities for the period of time stated in the written notice (the "Blackout Notice"), if the Company determines, in its reasonable business judgment, that the disclosure required in connection with the offers and sales of the Registrable Securities could materially damage the Company's ability to successfully complete an acquisition, corporate reorganization, securities offering or other voluntary transaction undertaken by the Company (which information the Company would not be required to disclose at such time other than in connection with Executive's registration statement) that is material to the Company and its subsidiaries taken as a whole. The time period for which Executive must discontinue offers or sales of shares pursuant to a Blackout Notice shall be for any period the Company reasonably believes is necessary, and if, the Company is unable to determine the duration of such period at the time the Blackout Notice is issued, the Blackout Notice may state that the period extends "until the Executive is otherwise notified by the Company;" provided that the Blackout Notice may not exceed more than one hundred eighty (180) consecutive days within any period of three hundred sixty-five (365) consecutive days. The Blackout Notice shall be signed by an authorized officer of the Company and shall certify the Company's determination. Executive agrees that upon receipt of a Blackout Notice he shall discontinue offers or sales of Registrable Shares pursuant to any such registration statement for the period of time stated in the Blackout Notice.

         4.7 DISTRIBUTION OF REGISTRATION STATEMENT. In connection with Piggyback Registration, the Company shall promptly furnish to Executive such number of copies of the registration statement and of each amendment and supplement thereto (in each case, including all exhibits), such reasonable number of copies of each prospectus contained in such registration statement and each supplement or amendment thereto (including each preliminary prospectus), all of which shall conform to the requirements of the Securities Act of 1933, as amended (the "Securities Act") and the rules and regulations thereunder, and such other documents, as Executive may reasonably request to facilitate the disposition of the Registrable Securities included in such registration.

         4.8 NOTIFICATION OF EFFECTIVENESS. The Company shall notify Executive promptly when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed.

         4.9 OTHER NOTIFICATIONS. The Company shall promptly notify Executive at any time when the prospectus included in the Piggyback Registration, as then in effect, would include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the reasonable request of Executive prepare and furnish to it such number of copies of a supplement to or an amendment of such prospectus as may be necessary so that,



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

as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made.

         4.10 INDEMNIFICATION BY COMPANY. Subject to the conditions set forth below, the Company agrees to indemnify and hold harmless Executive from and against any and all loss, liability, charge, claim, damage, and expense whatsoever (which shall include, for all purposes of this SECTION 4.10, but not be limited to, reasonable attorneys' fees and any and all reasonable expenses whatsoever incurred in investigating, preparing, or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), as and when incurred, arising out of, based upon, or in connection with any untrue statement or alleged untrue statement of a material fact contained (A) in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, relating to the sale of any of the Registrable Securities or (B) in any application or other document or communication (in this SECTION 4.10 collectively called an "Application") executed by or on behalf of the Company and based upon written information furnished by or on behalf of the Company filed in any jurisdiction in order to register or qualify any of the Registrable Securities under the Securities Act or blue sky laws thereof or filed with the Commission or any securities exchange; or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements made therein not misleading, unless such statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of Executive for inclusion in any registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be.

         If any action is brought against Executive in respect of which indemnity may be sought against the Company pursuant to the foregoing paragraph, Executive shall promptly notify the Company in writing of the institution of such action (the failure to notify the Company within a reasonable time of the commencement of any such action, to the extent prejudicial to the Company's ability to defend such action, shall relieve the Company of liability to Executive pursuant to this SECTION 4.10) and the Company shall promptly assume the defense of such action, including the employment of counsel, provided that Executive shall have the right to employ his own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of Executive unless the employment of such counsel shall have been authorized in writing by the Company in connection with the defense of such action or Executive shall have reasonably concluded that there may be one or more legal defenses available to him which are different from or additional to those available to the Company, in any of which events such fees and expenses shall be borne by the Company and the Company shall not have the right to direct the defense of such action on behalf of Executive. Notwithstanding anything in this SECTION 4.10 to the contrary, the Company shall not be liable for any settlement of any such claim or action effected without its written consent. The Company shall not, without the prior written consent of Executive, settle or compromise any action, or permit a default or consent to the entry of judgment in or otherwise seek to terminate any pending or threatened action, in respect of which indemnity may be sought hereunder, unless such settlement, compromise, consent, or termination includes an unconditional release of Executive from all liability in respect of such action. The Company agrees promptly to notify Executive of the commencement of any litigation or proceedings against the Company or any of its officers or directors in connection with the sale of any Registrable Securities or any preliminary prospectus, prospectus, registration statement, or amendment or supplement thereto, or any application relating to any sale of any Registrable Securities.

         4.11 INDEMNIFICATION BY EXECUTIVE. Executive agrees to indemnify and hold harmless the Company, each director of the Company, each officer of the Company who shall have signed any registration statement covering Registrable Securities held by Executive, to the same extent as the foregoing indemnity from the Company to Executive in SECTION 4.10, but only with respect to statements or omissions, if any, made in any registration statement, preliminary prospectus, or final prospectus (as from time to time amended and supplemented), or any amendment or supplement thereto, or in any application, in reliance upon and in conformity with written information furnished to the Company with respect to Executive by or on behalf of Executive, for inclusion in any such registration statement, preliminary prospectus, or final prospectus, or any amendment or supplement thereto, or in any application, as the case may be. If any action shall be brought against the Company or any other person so indemnified based on any such registration statement, preliminary prospectus, or final prospectus or any amendment or supplement thereto, or in any application, and in respect of which indemnity may be sought against Executive pursuant to this SECTION 4.11, Executive shall have the rights and duties given to the Company, and the Company and each other person so indemnified shall have the rights and duties given to Executive, by the provisions of SECTION 4.10.

         4.12 TERMINATION OF REGISTRATION RIGHTS. The covenants set forth in
ARTICLE IV of this Agreement shall terminate with respect to Executive on the date that Executive is eligible to sell all of his Registrable Securities under Rule 144 under the Securities Act.

                                   ARTICLE V

                                     LOCK UP

         5.1 LOCK-UP PERIOD. Executive hereby agrees that, if so requested by the Company or any representative of the underwriters in connection with any registration of the offering of any securities of the Company under the Securities Act or the registration of any outstanding shares for resale, Executive shall not sell or otherwise transfer any Registrable Securities during the period requested in writing by the Company and one of the following: the managing underwriter or by the purchaser(s) of a majority of the shares to be registered per the registration statement (the "Market Standoff Period"), not to exceed a period of 180 days. The Company may impose stop-transfer instructions with respect to Option Shares subject to the foregoing restrictions until the end of such Market Standoff Period. The foregoing lock-up agreement shall cease following passage of the first Market Standoff Period.

                                   ARTICLE VI

                               GENERAL PROVISIONS

         6.1 ENTIRE AGREEMENT. This Agreement sets forth the entire agreement and understanding of the Parties relating to the subject matter contained herein and merge all prior



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discussions, correspondence, agreements, promises, commitments, contracts or other instruments or understandings between them. Upon execution of this Agreement, the Prior Option Agreement shall be, and hereby is, amended and restated in its entirety. No Party shall be bound by any subsequent instrument, agreement or representation pertaining to the subject matter contained herein unless expressed in writing and signed by the Parties hereto.

         6.2 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each shall have the same force and effect as the other, as one and the same instrument.

         6.3 GOVERNING LAW. This Agreement shall be governed by laws of the State of Delaware.

         6.4 BINDING AGREEMENT. The Parties hereto warrant that each has been represented by counsel in connection with this Agreement, that they have read this Agreement, that they intend to be legally bound by the same, that they have entered into this Agreement freely and voluntarily, and that they have the full right, power, authority and capacity to enter into and execute the same. The Parties hereto further warrant that this Agreement is entered into with no Party relying upon any statement or representation made by any other Party not expressly embodied in this Agreement.

         6.5 ATTORNEYS' FEES. In any claim arising out of or relating to this Agreement, the prevailing party shall recover his or its reasonable costs and attorneys' fees.

         6.6 NOTICES. All notices, requests and other communications hereunder shall be in writing and shall be deemed to be duly given if delivered or mailed by prepaid mail addressed to:


IF TO EXECUTIVE, TO:                          WITH A COPY TO:
William Pursley                               Olshan Grundman Frome
1138 Corbett Road                               Rosenzweig & Wolosky LLP
Monkton, MD  21111                            Park Avenue Tower
Facsimile:  410-472-4145                      65 East 55th Street
E-Mail:     WPursley01@comcast.net            New York, NY  10022
                                              Attention:  Harvey J. Kesner, Esq.
                                              Facsimile:  212-451-2222
                                              E-Mail:  HJK@ogfrlaw.com

IF TO THE COMPANY, TO:                        WITH A COPY TO:
Xechem International, Inc.                    Shefsky & Froelich Ltd.
100 Jersey Avenue, Building B, Suite 310      444 North Michigan Avenue
New Brunswick, NJ  08901-3279                  - Suite 2500
Attention:  Ramesh C. Pandey, Ph.D.           Chicago, IL  60611
Facsimile:  732-247-4090                      Attention:  Mitchell D. Goldsmith,
E-Mail:  ramesh@xechem.com                    Esq.
                                              Facsimile:  312-527-3194
                                              E-Mail:  mgoldsmith@shefskylaw.com

or such other address as the addressee may direct in writing.

         6.7 CAPTIONS. The captions applied to the sections of this Agreement are for convenience only and shall not affect their meaning or construction.

         6.8 WAIVER. The failure of either party to insist in any instance or performance of any term of this Agreement shall not be construed as a waiver of future performance of any such term.

         6.9 SEVERABILITY. If any portion of this Agreement is held invalid or unenforceable, the remainder thereof shall remain in full force and effect, and if the invalidity or unenforceability is due to the unreasonableness of time or geographical restrictions, such covenants and restrictions shall be effective for such period of time and for such areas as may be determined to be reasonable by a court of competent jurisdiction.

         6.10 RECITALS. The Recitals set forth above are hereby incorporated in and made a part of this Agreement by this reference.

         IN WITNESS WHEREOF, the parties have caused this Stock Option Agreement to be executed by their duly authorized officers and to be dated the Date of Issuance hereof.

COMPANY:                                       EXECUTIVE:

XECHEM INTERNATIONAL, INC.

                                              ----------------------------------
                                              WILLIAM PURSLEY
By:
      -------------------------------

Its:
      -------------------------------